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                AMENDMENT NO. 1 TO ACQUISITION, CONSTRUCTION AND
                     RECEIVABLES LOAN AND SECURITY AGREEMENT


         BY THIS AMENDMENT NO. 1 To ACQUISITION, CONSTRUCTION, AND RECEIVABLES LOAN AND SECURITY AGREEMENT ("Amendment") dated as of March 8, 1996,
PATTEN CORPORATION, a Massachusetts corporation ("Borrower") and FINOVA CAPITAL CORPORATION (fka Greyhound Financial Corporation), a Delaware corporation ("Lender"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby confirm and agree as follows:

                                                    ARTICLE 1.

                                                   INTRODUCTION

         1.1 Borrower and Lender previously entered into an Acquisition, Construction, and Receivables Loan and Security Agreement dated as of June 9, 1995 ("Loan Agreement") relating to an acquisition loan in a maximum principal amount not to exceed $1,210,000, a construction loan in a maximum aggregate principal amount not to exceed $4,250,000 and a revolving line of credit loan in a maximum principal amount not to exceed S5,000,000 at any time.

         1.2 Borrower and Lender wish to amend the Loan Agreement, all as more fully provided below.

                                                    ARTICLE 2.

                                                     AGREEMENT

         2.1 Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement.

         2.2        The Loan Agreement is amended as follows:

                  (a) Paragraph 3-2 is deleted in its entirety an d the following is substituted in its place:

                  3.2 If (a) a previously Eligible Instrument which is part of the Receivables Collateral ceases to be an Eligible Instrument ("Ineligibility Event") and (b) as a result such Ineligibility Event, the outstanding principal balance of the Loan exceeds the Borrowing Base of all Eligible Instruments, then within thirty (30) days thereafter, Borrower will either (i) make to Lender a principal payment in an amount equal to the excess ("Borrowing Base Shortfall") of the outstanding principal balance of the Loan over the Borrowing Base of all Eligible Instruments on the date of the Ineligibility Event, plus accrued and unpaid interest on such principal payment, or (ii) replace any one or more of such ineligible Instruments with one or more Eligible Instruments having an aggregate Borrowing Base not less than the Borrowing Base Shortfall. Simultaneously with such payment or the delivery of the replacement Instrument to Lender, Borrower will deliver to Lender all of the items (except for a "Request for Advance and Certification") required to be delivered by Borrower to Lender pursuant to paragraph 4.1E, together with a "Borrower's Certificate" in form and substance identical to Exhibit G. Lender will reassign to Borrower, without recourse or warranty of any kind, the ineligible Instrument causing an Ineligibility Event if:

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                  (a)      no Event of Default or Incipient Default exists; and

                  (b) (i) Borrower has made any principal payment or replacement with an Eligible Instrument as required above in connection with the Ineligibility Event; or (ii) there is no Borrowing Base Shortfall and Borrower has requested Lender in writing to release the ineligible Instrument.

                  Borrower will prepare the reassignment instrument, which shall be in form and substance identical to Exhibit G is and shall deliver it to Lender for execution.

         (b) Paragraph 5.2(a) and (b) are deleted in their entirety, and the following is inserted in their place:

                  (a) Construction Loan Partial Release Payments. Commencing on the date of the first Construction Loan Advance, and until all principal , interest and other sums due under the loan Documents have been paid, exclusive of principal, interest and other charges on the Acquisition Loan Note and the Receivables Loan Note, Borrower will make to Lender at the time of each partial release of a Time-Share Interest from the Borrower's Mortgage a principal payment in an amount equal to the Partial Release Fee (Construction Loan) required to be paid in connection with such release as determined under the terms of the Borrower's Mortgage.

                  (b) Acquisition Loan Partial Release Payments. Until principal, interest and other charges on the Acquisition Loan Note have been paid, Borrower will make to Lender at the time of each partial release of a Time Share Interest from the Borrower's Mortgage, in addition to the Partial Release Fee (Construction Loan), a

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         principal  payment  in an  amount  equal  to the  Partial  Release  Fee
         (Acquisition Loan), as that term is defined in the Borrower's Mortgage; provided, however, that anything in the foregoing or in the Borrower's Mortgage to the contrary notwithstanding, Borrower's obligation to make any principal payment under this subparagraph or to pay any Partial Release Fee (Acquisition Loan) shall not commence until the date of the first Construction Loan Advance.

         (c) Paragraph 5.2(e) is deleted in its entirety and the following inserted in its place:

                  (c) Receivables Loan Minimum Required Principal Payments. If there exists a Borrowing Base Shortfall for any reason other than an Ineligibility Event which is subject to the provisions of paragraph 3.2, Borrower, without notice or demand, will immediately (a) make to Lender a principal payment in an amount equal to the Borrowing Base Shortfall plus accrued and unpaid interest on such principal payment or
         (b) deliver to Lender one or more Eligible Instruments having an aggregate Borrowing Base not less than the Borrowing Base Shortfall. Simultaneously with the delivery of the Eligible Instruments to correct the Borrowing Base Shortfall, Borrower will deliver to Lender all of the items (except for a "Request for Advance and Certification") required to be delivered by Borrower to Lender pursuant to paragraph 4.1E, together with a "Borrower's Certificate" in form and substance identical to Exhibit G.

         (d) Paragraphs (d) and (e) of Exhibit B are deleted in their entirety and the following is inserted in their place:

                  (d) The Instrument must provide for consecutive level monthly installments of principal and interest in U.S. funds sufficient to repay the Instrument over a term not exceeding eighty-four (84) months from the date of its execution, with interest accruing at not less than nine percent (9%) per annum; provided, that the payment term for up to ten percent (10%) of all Eligible Instruments may be one hundred twenty
         (120) months. So long as the nine percent (9%) minimum rate is maintained, installments on the Instrument may vary to the extent required by a floating interest rate. The foregoing notwithstanding, an Instrument will not fail to qualify as an Eligible Instrument solely because it does not bear interest, so long as the down-payment is at least 50% of the total sales price (no part of which has been advanced or paid to the Purchaser by Borrower,

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         directly or indirectly)  and the unpaid  principal  balance of all such
         Instruments hypothecated to Lender does not exceed 15% of all Eligible Instruments hypothecated to Lender.

                  (e) The Instrument must be beyond the applicable rescission period and no payment is more than 29 days past due and no payment has been deferred; and if at any time the aggregate principal balance of all Instruments which comprise the Receivables Collateral and which have payments more than sixty (60) days past due exceeds three percent (3%) of the aggregate principal balance of all Instruments comprising the Receivables Collateral, an aging requirement may be instituted at Lerider's option.

         2.3  Borrower  will on demand pay, or at Lender's  election,  reimburse
Lender  for   Lender's   reasonable   attorneys'   fees  and  other   reasonable
out-of-pocket expenses in connection with the documentation of this Amendment.

         2.4 Borrower confirms and restates to Lender as of the date hereof all its representations and warranties set forth in the Loan Agreement. Borrower further acknowledges that Lender has performed and is not in default of its obligations under the Documents and the Other Loan Documents and that there are no offsets, defenses or counterclaims with respect to any of Borrower's Obligations under the Documents,

         2.5 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and this Amendmentsupersedes all prior written or oral understandings and agreements between the parties in connection with its subject matter.

         2.6 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

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         2.7 Borrower and Lender hereby  ratify and confirm the Loan  Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF this instrument is executed as of the date set forth above.

BORROWER:                           PATTEN CORPORATION, a Massachusetts
                                    corporation


                                    By:
                                    Type/Print Name:
                                    Title:

LENDER:                             FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation


                                    By:
                                    Type/Print Name:
                                    Title:


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         By executing this Consent,  PATTEN RECEIVABLES  FINANCE  CORPORATION VI acknowledges to FINOVA CAPITAL CORPORATION (fka Greyhound Financial Corporation) its consent to the foregoing Amendment No. 1 to Acquisition, Construction and Receivables Loan and Security Agreement ("Amendment") and that such Amendment shall not impair any of its obligations to FINOVA Capital Corporation.



                                    PATTEN RECEIVABLES FINANCE CORPORATION VI.


                                    By:
                                    Type/Print Name:
                                    Title: